Exhibit 10.2

STOCK SUBSCRIPTION

TO: ALPHA NETWORK ALLIANCE VENTURES INC. (the "Corporation") at 16192 Coastal Highway, Lewes, DE 19958

MAILING ADDRESS: 11801 Pierce St. 2nd Floor, Riverside, Ca. 92505, U.S.A.

AND TO: The Directors of ALPHA NETWORK ALLIANCE VENTURES, INC.

FROM: _____________________________________ of

_____________________________________________________________________

I hereby subscribe for ________________ COMMON SHARES stock in the capital stock of the Corporation at the price of $.10 per stock and tender herewith the sum of $_____________ USD in full payment of the subscription price for the stock.

I request that the stock be issued to me, registered in my name, and that a certificate representing the stock be issued to me and delivered to my address, as shown above.

The parties submit to the jurisdiction of the courts of the State of Delaware for the enforcement of this Subscription.

IN WITNESS WHEREOF, the subscriber has executed this Subscription on the __________

day of , .

Signature:

Name: